                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K/A

                                Amendment No. 2



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): OCTOBER 21, 1998 (MARCH 19,
                                     1998)


                            TIER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



CALIFORNIA                                         000-23195                             94-3145844
(State or other jurisdiction of                    (Commission                (IRS Employer Identification No.)
incorporation)                                     File Number)

1350 TREAT BOULEVARD, SUITE 250                                                            94596
     WALNUT CREEK, CALIFORNIA                                                            (Zip Code)
  (Address of principal executive offices)

                                (925) 937-3950
             (Registrant's telephone number, including area code)

     On October 13, 1998, Tier Technologies, Inc. (the "Registrant") announced that it would restate its financial statements for the nine-month fiscal year ended September 30, 1997 and for the two subsequent quarters ended December 31, 1997 and March 31, 1998 to reflect changes in the accounting for certain payments made in connection with two business combinations. This filing amends the Form 8-K/A filed on May 7, 1998 to provide restated pro forma financial information in connection with the Registrant's acquisition of certain assets and liabilities of Sancha Computer Group Pty Limited.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(b)  Pro forma financial information.

     Introduction
     Pro Forma Condensed Consolidated Statement of Income for the six months ended March 31, 1998 (unaudited and restated)
     Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 1997 (unaudited and restated)
     Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited and restated)

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    TIER TECHNOLOGIES, INC.



                    By: /s/ George K. Ross
                        ------------------------------------------
                        George K. Ross
                        Executive Vice President and Chief Financial Officer


Date:  October 21, 1998

                         UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED FINANCIAL INFORMATION

     The unaudited and restated pro forma condensed consolidated statements of income data for the six months ended March 31, 1998 and the nine months ended September 30, 1997 set forth below give effect to the acquisition of certain assets and liabilities of Albanycrest Limited ("Albanycrest") and Sancha Computer Group Pty Limited ("Sancha"), as if both occurred on January 1, 1997. The unaudited and restated pro forma condensed consolidated financial information set forth below reflects certain adjustments, including adjustments to reflect the amortization of the intangible assets. The unaudited and restated pro forma condensed consolidated financial information set forth below does not purport to represent what the consolidated results of operations or financial condition of the Company would actually have been if the Albanycrest and Sancha acquisitions and related transactions had in fact occurred on such date or to project the future consolidated results of operations or financial condition of the Company.

             UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT
               OF INCOME FOR THE SIX MONTHS ENDED MARCH 31, 1998


                                                                               SANCHA
                                                              COMPANY       FOR THE FIVE                 PRO FORMA      PRO FORMA
                                                             FOR THE SIX    MONTHS ENDED                  BUSINESS     FOR THE SIX
                                                            MONTHS ENDED    FEBRUARY 28,                 COMBINATION   MONTHS ENDED
                                                              MARCH 31,        1998                      ADJUSTMENTS     MARCH 31,
                                                                1998            (1)         COMBINED        (3)            1998
                                                           ------------     -------------   --------    ------------   ------------
                                                             (RESTATED)                    (RESTATED)    (RESTATED)     (RESTATED)
Revenues ................................................ $ 21,822,563   $  3,060,957      $24,883,520   $        -   $24,883,520
Cost of revenues ........................................   14,436,706      2,041,731       16,478,437            -    16,478,437
                                                           ------------------------------------------------------------------------
Gross profit ............................................    7,385,857      1,019,226        8,405,083            -     8,405,083


Costs and expenses:
     Selling and marketing ..............................    1,416,145              -        1,416,145            -     1,416,145
     General and administrative .........................    3,703,190        257,396        3,960,586            -     3,960,586
     Compensation charge related to business
           combinations .................................      552,134              -          552,134            -       552,134
     Depreciation and amortization ......................      369,045          5,085          374,130      151,872       526,002
                                                           ------------------------------------------------------------------------
Income from operations ..................................    1,345,343        756,745        2,102,088     (151,872)    1,950,216

Interest income .........................................      407,799          5,181          412,980            -       412,980
Interest expense ........................................       83,039            142           83,181            -        83,181
                                                           ------------------------------------------------------------------------

Income before income taxes ..............................    1,670,103        761,784        2,431,887     (151,872)    2,280,015
Provision for income taxes ..............................      676,393         75,054          751,447      171,959       923,406
                                                           ------------------------------------------------------------------------

NET INCOME ..............................................  $   993,710     $  686,730      $ 1,680,440   $ (323,831)  $ 1,356,609
                                                           ===========     ==========      ===========   ==========   ===========

PRO FORMA BASIC NET INCOME PER SHARE (4) ................                                                             $      0.18
                                                                                                                      ===========

SHARES USED IN COMPUTING PRO FORMA
     BASIC NET INCOME PER SHARE (4) .....................                                                               7,690,705
                                                                                                                      ===========

PRO FORMA DILUTED NET INCOME PER SHARE (4) ..............                                                             $      0.15
                                                                                                                      ===========

SHARES USED IN COMPUTING PRO FORMA
     DILUTED NET INCOME PER SHARE (4) ...................                                                               9,000,800
                                                                                                                      ===========


                            See accompanying notes.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
              INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997


                                                                                      ALBANYCREST            SANCHA
                                                                    COMPANY           FOR THE SIX         FOR THE NINE
                                                                  FOR THE NINE       MONTHS ENDED         MONTHS ENDED
                                                                  MONTHS ENDED         JUNE 30,          SEPTEMBER 30,
                                                                 SEPTEMBER 30,           1997                 1997
                                                                      1997                (1)                 (1)
                                                                 -------------       ------------        -------------
                                                                   (RESTATED)
Revenues ......................................................  $ 22,478,643        $  1,366,859        $  5,259,723
Cost of revenues ..............................................    14,916,846           1,281,856           3,473,715
                                                                 ----------------------------------------------------
Gross profit ..................................................     7,561,797              85,003           1,786,008

Costs and expenses:
     Selling and marketing ....................................     1,836,082                 -                   -
     General and administrative ...............................     4,397,315               7,057             671,156
     Compensation charge related to business combinations .....       469,422                 -                   -
     Depreciation and amortization ............................       258,504                 -                 4,700
                                                                 ----------------------------------------------------
Income from operations ........................................       600,474              77,946           1,110,152

Interest income ...............................................        70,429                 -                12,656
Interest expense ..............................................       169,299                 -                   354
                                                                 ----------------------------------------------------

Income before income taxes ....................................       501,604              77,946           1,122,454
Provision for income taxes ....................................       201,390              17,721             161,237
                                                                 ----------------------------------------------------

NET INCOME ....................................................  $    300,214        $     60,225        $    961,217
                                                                 ============        ============        ============

PRO FORMA BASIC NET INCOME PER SHARE (4)


SHARES USED IN COMPUTING PRO FORMA
     BASIC NET INCOME PER SHARE (4)


PRO FORMA DILUTED NET INCOME PER SHARE (4)


SHARES USED IN COMPUTING PRO FORMA
     DILUTED NET INCOME PER SHARE (4)

                                                                                        PRO FORMA          PRO FORMA
                                                                                        BUSINESS          FOR THE NINE
                                                                                       COMBINATION        MONTHS ENDED
                                                                                       ADJUSTMENTS       SEPTEMBER 30,
                                                                 COMBINED                (2)(3)               1997
                                                                 --------              -----------       -------------
                                                                (RESTATED)              (RESTATED)         (RESTATED)
Revenues .....................................................   $ 29,105,225        $        -          $ 29,105,225
Cost of revenues .............................................     19,672,417                 -            19,672,417
                                                                 ----------------------------------------------------
Gross profit .................................................      9,432,808                 -             9,432,808

Costs and expenses:                                                                           -
     Selling and marketing ...................................      1,836,082                 -             1,836,082
     General and administrative ..............................      5,075,528                 -             5,075,528
     Compensation charge related to business combinations ....        469,422                                 469,422
     Depreciation and amortization ...........................        263,204             293,888             557,092
                                                                 ----------------------------------------------------
Income from operations .......................................      1,788,572            (293,888)          1,494,684

Interest income ..............................................         83,085                 -                83,085
Interest expense .............................................        169,653                 -               169,653
                                                                 ----------------------------------------------------

Income before income taxes ...................................      1,702,004            (293,888)          1,408,116
Provision for income taxes ...................................        380,348             182,899             563,247
                                                                 ----------------------------------------------------

NET INCOME ...................................................   $  1,321,656        $   (476,787)       $    844,869
                                                                 ============        ============        ============

PRO FORMA BASIC NET INCOME PER SHARE (4) .....................                                           $       0.15
                                                                                                         ============

SHARES USED IN COMPUTING PRO FORMA
     BASIC NET INCOME PER SHARE (4) ..........................                                              5,450,773
                                                                                                         ============

PRO FORMA DILUTED NET INCOME PER SHARE (4) ...................                                           $       0.14
                                                                                                         ============

SHARES USED IN COMPUTING PRO FORMA
     DILUTED NET INCOME PER SHARE (4) ........................                                              5,845,368
                                                                                                         ============

                            See accompanying notes.

                    NOTES TO UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS

Pro forma adjustments for statements of income for the six months ended March 31, 1998 and the nine months ended September 30, 1997 are as follows:

   (1) The Albanycrest and Sancha condensed statements of income are presented after translation using the local currency as the functional currency.

   (2) Reflects the amortization of intangible assets acquired in the Albanycrest acquisition recorded at $246,207 amortized over a six-year period.

   (3) Reflects the amortization of intangible assets acquired in the Sancha acquisition recorded at $5.2 million amortized over eight to fifteen year periods.

   (4) Basic net income per share is computed using the weighted average number of shares of common stock outstanding. Diluted net income per share is computed using the weighted average number of shares of common stock outstanding plus all common stock equivalents. Basic and diluted net income per share amounts have been adjusted to reflect the issuance of 51,213 shares of Class B common stock issued as part of the Sancha acquisition. The 51,213 shares of Class B common stock have been included in the weighted average shares as if the shares had been outstanding for all periods presented.